DEBT	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
DEBT
DEBT
The following table provides detail on our debt balances, net of unamortized debt discount and issuance costs:

($ in millions)	At Year-End 2017	At Year-End 2016
Vacation ownership notes receivable securitizations, gross(1)	$845	$738
Unamortized debt issuance costs	(10)	(9)
	835	729

Convertible notes, gross(2)	230	—
Unamortized debt discount and issuance costs	(38)	—
	192	—

Non-interest bearing note payable	64	—
Unamortized debt discount(3)	(3)	—
	61	—

Other debt, gross	—	1
Unamortized debt issuance costs	—	—
	—	1

Capital leases	7	7
	$1,095	$737
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(1)	Interest rates as of December 31, 2017 range from 2.2% to 6.3% with a weighted average interest rate of 2.5%.

(2)	The effective interest rate as of December 31, 2017 was 4.7%.

(3)	Debt discount based on imputed interest rate of 6.0%.
See Footnote 14 “Variable Interest Entities” for a discussion of the collateral for the non-recourse debt associated with the securitized vacation ownership notes receivable and the Warehouse Credit Facility.
The following table shows scheduled future principal payments for our debt as of December 31, 2017:

($ in millions)	Vacation Ownership Notes Receivable Securitizations(1)	Convertible Notes	Non-Interest Bearing Note Payable	Capital Leases	Total
Debt Principal Payments Year
2018	$95	$—	$33	$—	$128
2019	92	—	31	7	130
2020	94	—	—	—	94
2021	95	—	—	—	95
2022	94	230	—	—	324
Thereafter	375	—	—	—	375
	$845	$230	$64	$7	$1,146
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(1)	The debt associated with our vacation ownership notes receivable securitizations is non-recourse to us.
As the contractual terms of the underlying securitized vacation ownership notes receivable determine the maturities of the non-recourse debt associated with them, actual maturities may occur earlier than shown above due to prepayments by the vacation ownership notes receivable obligors.
We paid cash for interest, net of amounts capitalized, of $22 million in 2017, $23 million in 2016 and $30 million in 2015.
Debt Associated with Vacation Ownership Notes Receivable Securitizations
During the 2017 third quarter, we completed the securitization of a pool of $361 million of vacation ownership notes receivable. In connection with the securitization, investors purchased in a private placement $350 million in vacation ownership loan backed notes from the MVW Owner Trust 2017-1 (the “2017-1 Trust”). Three classes of vacation ownership loan backed notes were issued by the 2017-1 Trust: $276 million of Class A Notes, $47 million of Class B Notes and $27 million of Class C Notes. The Class A Notes have an interest rate of 2.42 percent, the Class B Notes have an interest rate of 2.75 percent and the Class C Notes have an interest rate of 2.99 percent, for an overall weighted average interest rate of 2.51 percent.
Each of the transactions in which we have securitized vacation ownership notes receivable contains various triggers relating to the performance of the underlying vacation ownership notes receivable. If a pool of securitized vacation ownership notes receivable fails to perform within the pool’s established parameters (default or delinquency thresholds vary by transaction), transaction provisions effectively redirect the monthly excess spread we would otherwise receive from that pool (attributable to the interests we retained) to accelerate the principal payments to investors (taking into account the subordination of the different tranches to the extent there are multiple tranches) until the performance trigger is cured. During 2017, and as of December 31, 2017, no securitized vacation ownership notes receivable pools were out of compliance with their respective established parameters. As of December 31, 2017, we had 8 securitized vacation ownership notes receivable pools outstanding.
Convertible Notes
During the 2017 third quarter, we issued $230 million aggregate principal amount of Convertible Notes, which included the exercise in full of the over-allotment option we granted to the initial purchasers of the Convertible Notes to purchase up to an additional $30 million aggregate principal amount of Convertible Notes. The Convertible Notes are governed by an indenture dated September 25, 2017 (the “Indenture”) between us and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). We received net proceeds from the offering of approximately $224 million after adjusting for debt issuance costs, including the discount to the initial purchasers.
The Convertible Notes bear interest at a rate of 1.50 percent, payable in cash semi-annually on March 15 and September 15 of each year beginning on March 15, 2018. The Convertible Notes mature on September 15, 2022, unless repurchased or converted in accordance with their terms prior to that date. On or after June 15, 2022, and until the close of business on the second scheduled trading day immediately preceding the maturity date, holders may convert their Convertible Notes at their option. The Convertible Notes are convertible at an initial rate of 6.7482 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to an initial conversion price of approximately $148.19 per share of our common stock). The conversion rate is subject to adjustment for certain events as described in the Indenture.
The conversion rate was adjusted during the 2017 fourth quarter to 6.7508 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $148.13 per share of our common stock) when we declared a quarterly dividend of $0.40 per share, which was greater than the quarterly dividend at the time of the issuance of the Convertible Notes. Upon conversion, we will pay or deliver, as the case may be, cash, shares of our common stock or a combination of cash and shares of our common stock, at our election. It is our intent to settle conversions of the Convertible Notes through combination settlement, which contemplates repayment in cash of the principal amount and repayment in shares of our common stock of any excess of the conversion value over the principal amount.
Holders may convert their Convertible Notes prior to June 15, 2022 only under the following circumstances:

•
during any calendar quarter commencing after the calendar quarter ending on December 31, 2017 (and only during such calendar quarter), if the last reported sale price of our common stock for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130 percent of the conversion price on each applicable trading day;

•
during the five business day period after any five consecutive trading day period in which the trading price per $1,000 principal amount of the Convertible Notes for each trading day of that five consecutive trading day period was less than 98 percent of the product of the last reported sale price of our common stock and the conversion rate on each such trading day; or

•	upon the occurrence of specified corporate events as described in the Indenture.
We may not redeem the Convertible Notes prior to their maturity date, and no sinking fund is provided for them. If we undergo a fundamental change, as described in the Indenture, subject to certain conditions, holders may require us to repurchase for cash all or any portion of their Convertible Notes. The repurchase price as a result of a fundamental change is equal to 100 percent of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the repurchase date. If certain fundamental changes referred to in the Indenture as make-whole fundamental changes occur, the conversion rate applicable to the Convertible Notes may increase.
The Convertible Notes are our general senior unsecured obligations, ranking senior in right of payment to any future debt that is expressly subordinated in right of payment to the Convertible Notes and equally in right of payment with all of our existing and future liabilities that are not so subordinated. The Convertible Notes are effectively subordinated to all of our existing and future secured debt to the extent of the value of the assets securing such debt. The Convertible Notes are structurally subordinated to all of the existing and future liabilities and obligations of our subsidiaries. The Convertible Notes are not guaranteed by any of our subsidiaries.
There are no financial or operating covenants related to the Convertible Notes. The Indenture contains customary events of default with respect to the Convertible Notes and provides that upon the occurrence and continuation of certain events of default, the Trustee or the holders of at least 25 percent in aggregate principal amount of the Convertible Notes then outstanding, may declare all principal of, and accrued and any unpaid interest on, the Convertible Notes then outstanding to be immediately due and payable. In case of certain events of bankruptcy or insolvency involving the Company or certain of its subsidiaries, all of the principal of and accrued and unpaid interest on the Convertible Notes will automatically become immediately due and payable.
In accounting for the issuance of the Convertible Notes, we separated the Convertible Notes into liability and equity components, and allocated $197 million to the liability component and $33 million to the equity component. The resulting debt discount is amortized as interest expense. As of December 31, 2017, the remaining debt discount amortization period was 4.7 years. We also incurred issuance costs of $7 million related to the Convertible Notes.
The following table shows the net carrying value of the Convertible Notes:

($ in millions)	At Year-End 2017
Liability component
Principal amount	$230
Unamortized debt discount	(32)
Unamortized debt issuance costs	(6)
$192

Equity component, net of issuance costs	$33
The following table shows the total interest expense related to the Convertible Notes:

($ in millions)	2017
Contractual interest expense	$1
Amortization of debt discount	2
Amortization of debt issuance costs	—
$3

Convertible Note Hedges and Warrants
In connection with the offering of the Convertible Notes, we entered into privately-negotiated convertible note hedge transactions with respect to our common stock with two counterparties on each of September 20, 2017 and September 21, 2017 (“Convertible Note Hedges”), covering a total of approximately 1.55 million shares of our common stock at a cost of $33 million. The Convertible Note Hedges are subject to anti-dilution provisions substantially similar to those of the Convertible Notes, have a strike price that initially corresponds to the initial conversion price of the Convertible Notes, are exercisable by us upon any conversion under the Convertible Notes, and expire when the Convertible Notes mature. The cost of the Convertible Note Hedges is expected to be tax deductible as an original issue discount over the life of the Convertible Notes, as the Convertible Notes and the Convertible Note Hedges represent an integrated debt instrument for tax purposes. The cost of the Convertible Note Hedges was recorded as a reduction of Additional paid-in capital on our Balance Sheet as of December 31, 2017.
Concurrently with the entry into the Convertible Note Hedges, we separately entered into privately-negotiated warrant transactions (the “Warrants”), whereby we sold to the counterparties to the Convertible Note Hedges warrants to acquire, collectively, subject to anti-dilution adjustments, approximately 1.55 million shares of our common stock at an initial strike price of $176.68 per share. We received aggregate proceeds of approximately $20 million from the sale of the Warrants to the counterparties. Taken together, the Convertible Note Hedges and the Warrants are generally expected to reduce the potential dilution to our common stock (or, in the event the conversion of the Convertible Notes is settled in cash, to reduce our cash payment obligation) in the event that at the time of conversion our stock price exceeds the conversion price under the Convertible Notes and to effectively increase the overall conversion price from $148.19 (or a conversion premium of 30 percent) to $176.68 per share (or a conversion premium of 55 percent). The Warrants will expire in ratable portions on a series of expiration dates commencing on December 15, 2022. The proceeds from the issuance of the Warrants were recorded as an increase to Additional paid-in capital on our Balance Sheet as of December 31, 2017.
The Convertible Notes, the Convertible Note Hedges and the Warrants are transactions that are separate from each other. Holders of any such instrument have no rights with respect to the other instruments. As of December 31, 2017, no Convertible Note Hedges or Warrants have been exercised.
Revolving Corporate Credit Facility
During the 2017 third quarter, we terminated our $200 million revolving credit facility (the “Previous Revolving Corporate Credit Facility”) and entered into a new Revolving Corporate Credit Facility with a borrowing capacity of $250 million, including a letter of credit sub-facility of $30 million, that terminates on August 16, 2022. All outstanding cash borrowings under our Previous Revolving Corporate Credit Facility were repaid in full prior to termination. The Revolving Corporate Credit Facility provides support for our business, including ongoing liquidity and letters of credit. Borrowings under this facility generally bear interest at a floating rate plus an applicable margin that varies from 0.50 percent to 2.75 percent depending on the type of loan and our credit rating. In addition, we pay a commitment fee on the unused availability under the Revolving Corporate Credit Facility at a rate that varies from 20 basis points per annum to 40 basis points per annum, also depending on our credit rating.
No cash borrowings were outstanding as of December 31, 2017 under our Revolving Corporate Credit Facility. Any amounts borrowed under that facility, as well as obligations with respect to letters of credit issued pursuant to that facility, are secured by a perfected first priority security interest in substantially all of the assets of the borrower under, and guarantors of, that facility (which include Marriott Vacations Worldwide and each of our direct and indirect, existing and future, domestic subsidiaries, excluding certain bankruptcy remote special purpose subsidiaries), in each case including inventory, subject to certain exceptions. As of December 31, 2017, we were in compliance with the applicable financial and operating covenants under the Revolving Credit Facility.
Warehouse Credit Facility
The Warehouse Credit Facility, which has a borrowing capacity of $250 million, allows for the securitization of vacation ownership notes receivable on a non-recourse basis. During the 2017 third quarter, we amended certain agreements associated with this facility (the “Warehouse Amendment”). The Warehouse Amendment requires us to comply with the financial covenants in the Revolving Corporate Credit Facility and eliminates the requirement to comply with the covenants contained in the Previous Revolving Corporate Credit Facility. The Warehouse Amendment did not modify the borrowing capacity or the term of the Warehouse Credit Facility. The Warehouse Credit Facility terminates on March 7, 2019 and if not renewed, any amounts outstanding thereunder would become due and payable 13 months after termination, at which time all principal and interest collected with respect to the vacation ownership notes receivable held in the Warehouse Credit Facility would be redirected to the lenders to pay down the outstanding debt under the facility. The advance rate for vacation ownership notes receivable securitized using the Warehouse Credit Facility varies based on the characteristics of the securitized vacation ownership notes receivable. We also pay unused facility and other fees under the Warehouse Credit Facility.
During the 2017 second quarter, we securitized vacation ownership notes receivable under our Warehouse Credit Facility. The carrying amount of the vacation ownership notes receivable securitized was $59 million. The advance rate was 85 percent, which resulted in gross proceeds of $50 million. Net proceeds were $50 million due to the funding of reserve accounts in the amount of less than $1 million.
As of December 31, 2017, there were no cash borrowings outstanding under our Warehouse Credit Facility. We generally expect to securitize our vacation ownership notes receivable, including any vacation ownership notes receivable held in the Warehouse Credit Facility, in the ABS market once per year.
Non-Interest Bearing Note Payable
During the 2017 second quarter, we issued a non-interest bearing note payable in connection with the acquisition of vacation ownership units located on the Big Island of Hawaii. See Footnote 6 “Acquisitions and Dispositions” for additional information regarding this transaction.
Capital Leases
In 2016 we entered into a capital lease arrangement for ancillary and operations space in connection with the commitment to purchase an operating property located in New York, New York. See Footnote 10 “Contingencies and Commitments” for additional information regarding this transaction.